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Exhibit 23.3

INDEPENDENT AUDITORS' CONSENT

        We consent to the use in the pre-effective amendment No. 2 to Form S-11 of USA Capital First Trust Deed Fund, LLC of our report dated March 29, 2002 for the period ended December 31, 2001.

/s/ BEADLE MCBRIDE & REEVES LLP
BEADLE MCBRIDE & REEVES LLP
Las Vegas, Nevada July 17, 2002

INDEPENDENT AUDITORS' CONSENT

        We consent to the use in the pre-effective amendment No. 2 to Form S-11 of USA Capital Realty Advisors, LLC of our report dated March 29, 2002 for the period ended December 31, 2001.

/s/ BEADLE MCBRIDE & REEVES LLP
BEADLE MCBRIDE & REEVES LLP
Las Vegas, Nevada July 17, 2002

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INDEPENDENT AUDITORS' CONSENT
INDEPENDENT AUDITORS' CONSENT